FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) March 8, 2019

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	0-29373	33-0836954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

  22 Journey

Aliso Viejo, California 92656

(Address of principal executive offices and Zip Code)

(949) 234-1999

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our two wholly-owned subsidiaries, Seychelle Water Technologies, Inc. and Fill 2 Pure International, Inc., also both Nevada corporations.

Item 5.02 Departure of Officer and Appointment of Officers.

Effective March 8, 2019, Mr. Carl Palmer resigned from his offices as Treasurer, President, CEO and CFO of the Company. There are no disagreements between the Company and Mr. Palmer. He remains a Director of the Company and plans to continue to work with the Company primarily in a consulting capacity, with a focus on strategic issues. A copy of his resignation letter is attached.

Also on March 8, 2019, Ms. Cari Beck became the President and Chief Executive Officer of the Company. She is also a Director and HR Manager.

Effective March 8, 2019, Ms. Jocelyn Straubinger became the CFO and Secretary-Treasurer of the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

17.2	Departure of Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: March 8, 2019	By:	/s/ Cari Beck
Cari Beck, President